SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as Permitted by Rule
    14a-6(e)(2))
|_| Definitive Proxy Statement
|X| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              QUANTA SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|    No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)    Title of each class of securities to which transaction applies:

                ----------------------------------------------------------------
         (2)    Aggregate number of securities to which transaction applies:

                ----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                ----------------------------------------------------------------
         (4)    Proposed maximum aggregate value of transaction:

                ----------------------------------------------------------------
         (5)    Total fee paid:

                ----------------------------------------------------------------


|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)    Amount Previously Paid:

                ----------------------------------------------------------------
         (2)    Form, Schedule or Registration Statement No.:

                ----------------------------------------------------------------
         (3)    Filing Party:

                ----------------------------------------------------------------
         (4)    Date Filed:

                ----------------------------------------------------------------

                                EXPLANATORY NOTE


                  Quanta Services, Inc., a Delaware corporation ("Quanta Services"), is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission on April 26, 2002 in connection with the solicitation of proxies for electing the board of directors of Quanta Services at the 2002 annual meeting of Quanta Services' stockholders.

                  The following materials were presented by Quanta Services to Institutional Shareholder Services on April 26, 2002:

                                       ###




                             [QUANTA SERVICES LOGO]

Forward Looking Statement Notice
--------------------------------------------------------------------------------


This presentation contains "forward looking" statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include statements regarding the Company's expected future revenues, growth, margins, earnings per share, EBITDA, cash flow and the Company's expectations regarding industry trends.

Any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, including those identified in the company's reports filed under the Securities Exchange Act of 1934.





2                                                         [QUANTA SERVICES LOGO]

Who We Are
--------------------------------------------------------------------------------


                         Leading provider of end-to-end
                        specialty contracting solutions


*    Primary Industries             *   Primary Network Infrastructure Services

     o  Electric power                  o  Design

     o  Natural gas & petroleum         o  Installation

     o  Telecommunications              o  Repair

     o  Broadband cable television      o  Maintenance

                                        o  Emergency response





3                                                         [QUANTA SERVICES LOGO]

Milestones
--------------------------------------------------------------------------------


*    Founded in August 1997

*    Completed IPO in February 1998
     o    Acquired four founding companies concurrent with IPO
     o    Annual revenue run rate of $150 million

*    Raised over $1 billion in debt and equity over the past four years
     o    ECT investment in October 1998
     o    Aquila initial investment in September 1999

*    Formalized corporate infrastructure for national platform
     o    Strong executive and field management team with specialized expertise
     o    Broadened services offering
     o    Sharing of best practices throughout the organization

*    Current revenue run rate of approximately $2.0 billion

*    Current enterprise value of approximately $1.9 billion





4                                                         [QUANTA SERVICES LOGO]

                             [QUANTA SERVICES LOGO]


                              o   Situation Overview

Situation Overview
--------------------------------------------------------------------------------


* Quanta opposes Aquila control without appropriate value or protections for Quanta stockholders

*    Board's interests are aligned with ALL stockholders
     o    Directors not designated by Aquila own over 5% of Quanta stock

* Committed to building value for stockholders: will consider all value-enhancing transactions

* Contrary to Aquila's assertions, Quanta has performed well relative to peers

* Quanta has excellent long-term prospects as the premier national contracting solutions franchise
     o    Ideal network construction outsourcing solution
     o Customers must repair and expand aging transmission infrastructure over the medium to long term





6                                                         [QUANTA SERVICES LOGO]

Aquila Relationship
--------------------------------------------------------------------------------



*    Pre-September 2001:

     o Aquila & Quanta enter "strategic alliance" with Aquila taking 20% stake in June 1999
          o Strategic relationship with Aquila does not meet expectations - $12 million of $2 billion in revenue in 2001
          o Pending Everest litigation has resulted from Aquila subsidiary contract disputes
     o    Aquila buys 10% stake from Enron in April 2000
     o Aquila continued open market and private purchases bringing stake up to 35% by end of 2000

*    September - October 2001:

     o    Aquila says wants consolidation
     o Aquila gradually increases stake to 38.5% and attempts to take "creeping control" of Quanta
     o Parties attempt to negotiate compromise giving Aquila consolidation, but protecting Quanta stockholders

*    November 2001:

     o    Negotiations fail - Aquila threatens creeping takeover
     o Quanta announces amendments to the stockholder rights agreement; Aquila sues

*    December 2001:

     o Quanta Board appoints Special Committee consisting of seven Quanta directors unaffiliated with Aquila





7                                                         [QUANTA SERVICES LOGO]

Aquila Relationship
--------------------------------------------------------------------------------


*    February 2002:

     o Parties attempt to negotiate but Aquila walks away when accounting advice changes

     o Aquila launches proxy fight; nearly 50% of projected 2002 earnings growth assumes Quanta consolidation - Aquila then denies that consolidation is a goal when accounting is challenged

     o Quanta Board says will oppose Aquila efforts to take control without offering benefits or protections for other stockholders

     o Quanta Special Committee authorizes exploration of alternatives, adopts SECT, makes pill "chewable"

     o    Aquila stake currently at 34% (Aquila challenging SECT)





8                                                         [QUANTA SERVICES LOGO]

                             [QUANTA SERVICES LOGO]



                              II.  Business Overview

Quanta's Nationwide Reach
--------------------------------------------------------------------------------



                  [MAP OF THE UNITED STATES DEPICTING QUANTA'S
             PRINCIPAL OFFICES, HEADQUARTERS AND SERVICE TERRITORY]






10                                                        [QUANTA SERVICES LOGO]

Advantages of Scale
--------------------------------------------------------------------------------


*    Strategic alliances and preferred provider relationships

*    Improved utilization of equipment and personnel

*    Purchasing power on equipment

*    Better access to capital and experienced personnel

*    Comprehensive, profitable service offering

*    Shared operating best practices throughout the nation





11                                                        [QUANTA SERVICES LOGO]

Diversified Revenue Mix
--------------------------------------------------------------------------------



                                  [PIE CHART]
-----------------------------------     ----------------------------------------
Revenue by Customer Type - FY 2001         Revenue by Work Type - FY 2001
-----------------------------------     ----------------------------------------

Electric & Gas      -    40%            Outside Electric Utility & Gas   -  42%
Telecom             -    30%            Local & Area Loop                -  16%
Ancillary           -    16%            Cable TV                         -  14%
Cable TV            -    14%            Other                            -  10%
                                        Long Haul                        -   9%
                                        C&I                              -   6%
                                        Wireless                         -   3%


*  Well positioned in each industry     *  Outside electric and gas experienced
                                           internal growth of 28%, compared
*  Reputation for quality, compre-         to 2000
   hensive services, safe operations
                                        *  Reflects evolving customer
*  Flexibility to respond to market        requirements
   shifts, customer needs
                                        *  Full solutions for converging
*  Increasing opportunities                industries





12                                                        [QUANTA SERVICES LOGO]

Financial Highlights
--------------------------------------------------------------------------------


$ Millions
(except per share data)          1999              2000              2001
--------------------------------------------------------------------------------
Income Statement

Sales                            $926              $1,793            $2,015

Gross Profit                      214                 414               414

EBITDA                            158                 308               293

EBIT                              123                 251               214

Net Income                         58                 128                98

EPS                             $1.13               $1.72             $1.27



Balance Sheet

Debt                             $206                $500              $508

Credit Stats

EBIT/Interest                     8.1x                9.8x              5.9x

EBITDA/Interest                  10.4x               12.0x              8.1x

FFO/Total Debt                     49%                 35%               35%

Debt/Capitalization                21%                 32%               30%




Source: Quanta Management
Note: Historical income statement items are before merger and special charges of $7 million, $29 million and $21 million in 1999, 2000, and 2001, respectively.





13                                                        [QUANTA SERVICES LOGO]

2002 Insight and Focus
--------------------------------------------------------------------------------


*    Increase market share

*    Strategic growth

     o    Internal

     o    Acquisitions

*    Expand operating efficiencies

     o    Continue cross-unit synergy

     o    Decrease SG&A and other costs

*    Maximize cash flow

*    Pay down debt





14                                                        [QUANTA SERVICES LOGO]

Experienced Management
--------------------------------------------------------------------------------


                       More than 30 operating executives
                        with over 25 years of experience


      Name                    Position                    Years Experience
--------------------------------------------------------------------------------

*    Vince Foster             Chairman                           24

*    John Colson              CEO, Director                      31

*    James Haddox             CFO                                30

*    Peter Dameris            COO                                16

*    John Wilson              SVP, Director                      26

*    Gary Tucci               RVP, Director                      28





15                                                        [QUANTA SERVICES LOGO]

Key Investment Highlights
--------------------------------------------------------------------------------


*    Large, long-term market opportunities

*    Uniquely positioned as industry leader with true national footprint

*    Significant advantages of scale

*    Comprehensive capabilities, diverse customer base

*    Substantial free cash flow generation in times of slower growth

*    Proven acquisition and integration strategy

*    Experienced management team with adaptable business model





16                                                        [QUANTA SERVICES LOGO]

                             [QUANTA SERVICES LOGO]


                             III. Recent Performance

Repositioning the Business
--------------------------------------------------------------------------------


          [PIE CHART]

--------------------------------
       Revenue Mix 2000
--------------------------------
  Telecommunications   42%
  Electric Power       28%
  Cable Television     16%
  Ancillary            14%


          [PIE CHART]

--------------------------------
       Revenue Mix 2002E
--------------------------------
  Electric Power       51%
  Telecommunications   25%
  Cable Television     12%
  Ancillary            12%



          [BAR GRAPH]

Cash Flow from Operations (1)
$ Millions

        1998    1999    2000    2001
------------------------------------
        $8       $46    $45     $210



(1)  As reported after changes in working capital.



18                                                        [QUANTA SERVICES LOGO]

Comparative Forward P/E Multiples
--------------------------------------------------------------------------------


Quanta and MasTec -- 3 years


[Graph depicting Price to FY2 IBES Estimates FOR Quanta and MasTec daily from April 23, 1999 to April 23, 2002

*    Aquila's actions are depressing the value of Quanta

* Traditionally, the market has attributed a higher multiple to Quanta than MasTec in recognition of Quanta's higher quality business mix

     o    38% Premium over 3 years
     o    Quanta 39% utility
     o    MasTec 14% utility

*    On the basis of IBES, the historical premium is not reflected today

     o    Quanta 2003E P/E: 11.1x
     o    MasTec 2003E P/E: 11.8x



19                                                        [QUANTA SERVICES LOGO]

Indexed Stock Price Performance
Quanta vs. MasTec vs. Dycom vs. Russell 2000
--------------------------------------------------------------------------------


           Even though Aquila's actions have impacted Quanta, Quanta's stock price has outperformed its peers



       [GRAPH]

     Three Years
     -----------
Indexed Stock Prices
Daily from 31-Dec-1998 to 31-Dec-2001
[Initial stock prices set at 100%]
-------------------------------------
[Stock Prices as of December 31, 2001:]
Russell 2000             116%
Quanta                   105%
Dycom                     66%
MasTec                    50%





       [GRAPH]

       One Year
       --------
Indexed Stock Prices
Daily from 31-Dec-2000 to 31-Dec-2001
[Initial stock prices set at 100%]
-------------------------------------
[Stock Prices as of December 31, 2001:]
Russell 2000             101%
Quanta                    48%
Dycom                     46%
MasTec                    35%



Source:  FactSet





20                                                        [QUANTA SERVICES LOGO]

Revenue Growth
--------------------------------------------------------------------------------


                      [BAR GRAPH]


$ Millions, as reported

        1997     1998      1999     2000      2001
-----------------------------------------------------
        $75      $200      $600     $1,793    $2,015





21                                                        [QUANTA SERVICES LOGO]

Revenue Comparison
--------------------------------------------------------------------------------


                      [BAR GRAPH]


[$ Millions, as reported


           1997       1998        1999       2000        2001
--------------------------------------------------------------
Quanta     $75        $319        $926      $1,793      $2,015
Dycom     $426        $441        $651        $882        $702
MasTec    $659      $1,049      $1,055      $1,330      $1,223]






22                                                        [QUANTA SERVICES LOGO]

EBITDA
--------------------------------------------------------------------------------

[GRAPH DEPICTING EBITDA
(Dollar figures in millions):

    1997    1998    1999(1)    2000(1)    2001(1)
     $25     $45    $159       $310       $292]

1 Before merger and special charges.

                                                          [QUANTA SERVICES LOGO]

EBITDA COMPARISON
--------------------------------------------------------------------------------

[GRAPH DEPICTING EBITDA
(Dollar figures in millions):


        1997    1998    1999    2000    2001
Quanta  $25      $45    $159    $310    $293
Dycom   $38      $73    $114    $155    $102
MasTec  $81     $105    $149    $188    $138]


                                                          [QUANTA SERVICES LOGO]

CURRENT CAPITALIZATION
--------------------------------------------------------------------------------

$ Millions                      12/31/2001
--------------------------------------------------------------------------------
Cash and cash equivalents            6.3
                                 =======
Debt
   Senior Credit Facility          109.3
   Senior Secured Notes            210.0
   Other Debt (1)                   16.5
   Convertible subordinated notes  172.5
                                 -------
Total Debt                         508.3
Stockholders' equity             1,206.8
                                 -------
Total capitalization             1,715.2
                                 =======
Debt to capitalization              29.6%


1 Includes capital lease obligations and pre-acquisition debt secured by equipment.

                                                          [QUANTA SERVICES LOGO]

INDUSTRY LEADING PROFITABILITY IN 2001
--------------------------------------------------------------------------------

[GRAPH DEPICTING EBIT AND EBITDA MARGINS:

                EBIT            EBITDA
Quanta          11% (1)          15% (1)
Arguss           5%              10%
Dycom            9%              14%
MasTec           6%              11%]

1 Before merger and special charges.

                                                          [QUANTA SERVICES LOGO]

EPS: QUANTA OUTPERFORMS PEERS
--------------------------------------------------------------------------------

[GRAPH DEPICTING EPS GROWTH:

                1999            2000            2001
Quanta          69%              42%             -11%
Arguss          92%              32%            -100%
Dycom           -9%              25%             -44%
MasTec          17%              29%             -30%]



                                                          [QUANTA SERVICES LOGO]

                             [QUANTA SERVICES LOGO]

                           IV. PERSPECTIVE ON AQUILA

AQUILA STOCKHOLDER ABUSE
--------------------------------------------------------------------------------

* Aquila has a legacy of promoting their own interests at the expense of minority shareholders' rights

        o April 1999: Aquila squeezes out the minority in its controlled subsidiary, Aquila Gas Pipeline (AGP) at a low price and over the objections of a special committee of AGP directors

                o Sell to shareholders at $15.00 and buy back at $8.00 (1)

                              RESULT: 47% DISCOUNT

        o January 2002: Without bothering to install independent directors to approve the transaction, Aquila squeezes out minority stockholders in its highest growth subsidiary to take advantage of a weak market. Aquila was sued by minority investors

                o Sell to shareholders at $24.00 and buy back at $18.21  (24%)

                              RESULT: 24% DISCOUNT


1 Excludes dividends with a present value of $0.32 as of the squeeze-out date.

                                                          [QUANTA SERVICES LOGO]

AQUILA'S EPS BUILDING BLOCKS
--------------------------------------------------------------------------------

  AQUILA'S PREVIOUS GUIDANCE FOR 2002 RESULTS INCLUDED ROUGHLY $0.12/SHARE OF ACCRETION FROM A POSSIBLE ACCOUNTING CONSOLIDATION OF AQUILA'S INVESTMENT IN
                                     QUANTA

[GRAPHIC DEPICTING EPS VS. YEARS:

2001                                      $2.44
2002E
   Normal Commodity Cycle                $(0.21)
   Stock Offering                        $(0.19)
   Quanta                                 $0.12
   International (including Midlands)     $0.27
   Lower Expense                          $0.07
   Base Business Growth                   $0.18
                                        --------
   Exchange Offer                      = $2.68
        (minority interest offset)       $0.00
   Goodwill                              $0.15
                                        ------
   2002E Total                           $2.83

Source: Aquila 2001 year-end earnings presentation
Note: Aquila recently lowered their guidance and took Quanta out of the 2002E
EPS.

                                                          [QUANTA SERVICES LOGO]

AQUILA'S LACKLUSTER PERFORMANCE
--------------------------------------------------------------------------------

* On April 19, 2002, Aquila announced that it expects its first quarter earnings to fall 54% from 2001 levels

* Aquila shares lost 19% of their value in 2001 and have further declined 9% through April 19, 2002

* Aquila recently was downgraded by Fitch rating service to BBB-, just above junk bond status

* Aquila is engaged in a dispute with Chubb over their agreement to collateralize $570 million worth of surety bonds

* In spite of lackluster performance the Green brothers rewarded themselves handsomely

         o  Their average bonus increase from 2000-2001 was 40%

                                                          [QUANTA SERVICES LOGO]

AQUILA'S "PROGRAM FOR ENHANCING VALUE"
--------------------------------------------------------------------------------

*      Committed to exploring a sale of the company
        o The existing Board of Directors is committed to evaluating all alternatives

        o Aquila has been an obstruction to Quanta operations and the Board's efforts to explore a full range of strategic alternatives for the company

*      Joint Self Tender/Aquila Tender offer for shares
        o Aquila is trying to take control of Quanta using Quanta's own balance sheet and without offering a premium for Quanta's shares or any solid protections for minority shareholders

        o They would limit the company's financial flexibility and capacity to complete continued strategic acquisitions

*      Seek strategic investors to advance the strategy
        o Again, an alternative the Board is currently pursuing, in spite of Aquila's obstruction

        o Aquila is proposing the right to reserve flexibility for it to sell its control stake to such strategic investors without regard for the implications to other shareholders

        o Not clear that Aquila's "independent directors: would have any say on squeeze-outs (ala AGP and "Old Aquila") or on sale by Aquila of its control block


                                                          [QUANTA SERVICES LOGO]

AQUILA BOARD NOMINEES
--------------------------------------------------------------------------------

Class
Represented       Name                  Age      Position
--------------------------------------------------------------------------------
CONVERTIBLE      Terrence P. Dunn       52       President and Chief Executive,
PREFERRED                                        Officer Dunn Industries

                 Robert K. Green        40       President and Chief Executive
                                                 Officer, AQUILA

                 Keith G. Stamm         41       President and Chief Operating
                                                 Officer, Global Networks Group,
                                                 AQUILA
--------------------------------------------------------------------------------
COMMON           Richard C. Kreul       46       Vice President, Energy Delivery
                                                 AQUILA

                 Robert E. Marsh        42       Corporate Counsel Group LLP
                                                 (KC-based law firm, working
                                                 relationship with AQUILA)

                 Edward K. Mills        42       President and Chief Executive
                                                 Officer Merchant Service Group
                                                 AQUILA Merchant Services

                 R. Paul Perkins        59       Senior Vice President,
                                                 Corporate Development, AQUILA

                 Bruce A. Reed          48       Senior Vice President and
                                                 General Manager, AQUILA
                                                 Merchant Services

                 William H. Starbuck    67       New York University, Stern
                                                 School of Business

Source: Aquila Proxy 3-Apr-2002
Note: Aquila was previously allowed to elect the Convertible Preferred Directors. The Common Nominees are the additional directors that will run against Quanta's Common Nominees.

                                                          [QUANTA SERVICES LOGO]

                             [QUANTA SERVICES LOGO]

                              IV. QUANTA RESPONSE

RECENT QUANTA BOARD INITIATIVES
--------------------------------------------------------------------------------
* Approved creation of a Stock Employee Compensation Trust ("SECT") with 8 million shares of common stock in the trust to fund a significant portion of the Company's employee benefit obligations during the next 15 years

* Standardized employment agreements for certain corporate and operating unit employees
        o  Aimed at ensuring an "in place" management team

        o  Stabilize the Company's most vital assets

* Amended Quanta's stockholder rights plan to render the rights inapplicable to any offer for all Quanta shares that is accepted by 75% of the stockholders
        o "Chewable pill" continues to protect Quanta investors against partial or creeping takeover efforts, but would not stand in the way of any serious equitable offer

* Authorized financial advisor, Goldman Sachs, to explore a range of strategic options, including acquisitions, stock repurchase, recapitalization and extraordinary transactions
        o Any transaction would be structured so as to preclude Aquila from achieving control without offering value and protections to Quanta stockholders

                                                          [QUANTA SERVICES LOGO]

RECENT QUANTA BOARD INITIATIVES - SECT
--------------------------------------------------------------------------------

* Provides greater financial flexibility by reducing the Company's cash obligations to fund employee benefit programs

* Increases equity base by 9%; not counted for EPS until shares released; modest voting dilution

* Credit agencies give companies partial equity credit for Trust shares - "strong equity characteristics"

* Many companies have similar programs, including American Express, DuPont, Pfizer, Conrail, Tenneco and Corning

* Trust acquired common stock from Quanta primarily in exchange for a promissory note equal to the market value of the stock being sold

* Underscores management's belief in stock and commitment to stock-based compensation and incentives

* Shares in Trust voted confidentially by a broad based group (over 2000) of employees, not including employees who are directors


                                                          [QUANTA SERVICES LOGO]

SUMMARY
--------------------------------------------------------------------------------

* Quanta has a very solid business that has performed well relative to its peers in a very difficult market and we have excellent long term prospects

* Quanta's management team has established the premier franchise in the utility infrastructure services industry

*      Aquila's hand picked nominees are pledged to Aquila's self serving agenda

* Aquila is trying to take control of Quanta without offering anything of economic value or any protections for minority shareholders
        o Aquila's strategy has proved to be an obstruction of value enhancement opportunities

* Quanta is committed to enhancing shareholder value and protecting the rights of all shareholders

                                                          [QUANTA SERVICES LOGO]

                             [QUANTA SERVICES LOGO]

                                    APPENDIX

BOARD OF DIRECTORS
--------------------------------------------------------------------------------

Class                                                                  Director
Represented           Name          Age      Position                   Since
--------------------------------------------------------------------------------
COMMON          James R. Ball       58       Director                   1998
                John R. Colson      53       Chief Executive Officer,   1998
                                                Director
                Louis C. Golm       59       Director                   2001
                Jerry J. Langdon    49       Director                   2001
                Gary A. Tucci       44       Regional Vice President,   1998
                                                President of Potelco, Inc.
                                                Director
                John R. Wilson      51       Regional Vice President,   1998
                                                President of PAR Electrical
                                                Contractors, Inc.,
                                                Director
--------------------------------------------------------------------------------
COVERTIBLE      Terrence P. Dunn    53       Director                   2001
PREFERRED       Robert K. Green     39       Director                   1999
(AQUILA)
--------------------------------------------------------------------------------
LIMITED VOTE    Vincent D. Foster   44      Chairman of the Board       1997
                                                of Directors

Source: Quanta Proxy 24-May-2001

                                                          [QUANTA SERVICES LOGO]

BOARD OF DIRECTORS
--------------------------------------------------------------------------------

Class                                         2001 BOARD         COMMITTEE
Represented       Name              Age        ATTENDANCE         CHAIRS
--------------------------------------------------------------------------------
COMMON          James R. Ball       58           100%          Compensation,
                                                               Nomination
                John R. Colson      53           100%          Small Acquisition
                Louis C. Golm       59           88%
                Jerry J. Langdon    49           89%
                Gary A. Tucci       44           89%
                John R. Wilson      51           89%
--------------------------------------------------------------------------------
CONVERTIBLE     Terrance P. Dunn    53           38%           Audit
PREFERRED       Robert K. Green     39           56%
(AQUILA)        James G. Miller     52           43%
--------------------------------------------------------------------------------
LIMITED VOTE    Vincent D. Foster   44           100%          Aquisition


Source: Quanta Mangement

                                                          [QUANTA SERVICES LOGO]

Board Background - Chairman
--------------------------------------------------------------------------------

                                                                      Director
Director                Age      Title                                 Since
--------------------------------------------------------------------------------

VINCENT D. FOSTER       44       CHAIRMAN OF THE BOARD OF DIRECTORS     1997

Mr. Foster has served as Senior Managing Director of Main Street Equity Ventures (and its predecessor firm), a venture capital firm, since 1997. From 1988 through 1997, Mr. Foster was a partner of Andersen Worldwide and Arthur Andersen LLP ("Arthur Andersen"). Mr. Foster is also a director of U. S. Concrete, Inc., Carriage Services, Inc., Fabrication Technologies Corp., and National Alarm Technologies. Mr. Foster holds a J.D. degree and is a Certified Public Accountant.
--------------------------------------------------------------------------------

JOHN R. COLSON          53        CHIEF EXECUTIVE OFFICER                1998

Mr. Colson has served as the Chief Executive Officer since December 1997. He joined PAR Electrical Contractors, Inc. ("PAR"), now a subsidiary of Quanta, in 1971 and served as its President from 1991 to December 1997. He is currently a member of the Council of Industrial Relations, governor of the Missouri Valley chapter of the National Electrical Contractors Association ("NECA"), a director of the Missouri Valley Line Apprenticeship Program and a director of U. S. Concrete, Inc., a publicly traded ready-mixed concrete manufacturer and distributor.
--------------------------------------------------------------------------------

GARY A. TUCCI            44        REGIONAL VICE PRESIDENT,             1998
                                      PRESIDENT OF POTELCO, INC.

Mr. Tucci has served as a Regional Vice President of Quanta since August 1998. Mr. Tucci joined Potelco, Inc., now a subsidiary of Quanta, in 1975 and has served as its President since 1988. He is a member of the Joint NECA/International Brotherhood of Electrical Workers Apprenticeship and Training Committee as well as the National Labor Relations Board.
--------------------------------------------------------------------------------

JOHN R. WILSON           51         REGIONAL VICE PRESIDENT,            1998
                                        PRESIDENT OF PAR ELECTRICAL
                                        CONTRACTORS, INC.

Mr. Wilson has served as a Regional Vice President of Quanta since April 1999 and as President of PAR since 1997. Mr. Wilson joined PAR in 1977 and served as an Executive Vice President from 1991 to 1997.


                                                          [QUANTA SERVICES LOGO]

MANAGEMENT AND INDEPENDENT DIRECTOR OWNERSHIP
--------------------------------------------------------------------------------

QUANTA MANAGEMENT AND INDEPENDENT DIRECTORS HAVE SIGNIFICANT OWNERSHIP
---------------------------------------------------------------------------------------------------------------------------
                                        Shares of Limited Vote
                                              Common Stock                 Shares of Common Stock
                                           Beneficially Owned                Beneficially Owned
                                       -------------------------         -------------------------
Name                                    Number    Percent of Class        Number       Percent of Class
John R. Colson                                -            -               2,223,19     3.9%
John A. Martell                               -            -                671,726     1.2
John R. Wilson                                -            -                653,012     1.1
Gary A. Tucci                                 -            -                528,159       *
Luke T. Spalj                                 -                             300,482       *
Vincent D. Foster                       207,262         11.8%               108,321       *
James H. Haddox                          70,000          4.0                104,448       *
Elliott C. Robbins                            -            -                 65,108       *
Michael T. Willis                        10,253            *                 30,000       *
James R. Ball                            29,625          1.7                 37,500       *
Terrence P. Dunn                              -           -
Jerry J. Langdon                              -           -
Louis Golm                                    -           -
All independent directors and executive 354,640         20.2              4,811,015     8.4
officers as a Group (17 persons)



* Percentage of shares does not exceed 1%.
Source: Quanta Proxy 24-May-2001

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